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                               PLEDGE AGREEMENT


          This Pledge Agreement (the "Agreement") dated as of the  11   day of
November, 1997, is made by and between AMERICAN CRAFT BREWING INTERNATIONAL LIMITED, a Bermuda corporation (the "Debtor") and ENTREPRENEURIAL INVESTORS, LTD., a Bahamas company (the "Secured Party").

                           INTRODUCTORY PROVISIONS:

          A. The Debtor has this day executed a Senior Note (the "Note"), payable to the order of the Secured Party, which Note evidences a loan from Secured Party to the Debtor in the original principal amount thereof (the "Loan").

          B. As a condition to the making of the Loan to the Debtor, the Secured Party requires that the Debtor pledge to and grant a security interest in certain shares and interests to secure the payment and performance of the Loan.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

          1. The Pledge and Security Interest. The Debtor hereby grants to the Secured Party security interests in and to any and all present or future rights of the Debtor in and to all of the following rights, interests, and property (all of the following being herein sometimes called the "Collateral"): (a) Nine Hundred Fifty (950) shares of the common stock, no par value per share, of AmBrew USA, Inc. represented by Certificate No. 2 registered in the name of Debtor; (b) Nine Hundred Ninety Nine (999) shares of the capital stock of Cerveceria Rio Bravo, S.A. de C.V. represented by Certificate No. 1 registered in the name of Debtor; (c) the sixty percent (60%) percentage interest of Debtor in Celtic Brew LLC (as evidenced by certified copies of (i) the Articles of Organization of Celtic Brew LLC, and (ii) the Operating Agreement of Celtic Brew LLC, such certified copies to be delivered to Secured Party on or prior to the date hereof), and (d) Four Thousand Seven Hundred and Forty Nine (4,749) shares of South China Brewing Company Limited represented by Certificate No. 17 registered in the name of Debtor and any and all substitutes, replacements, accessions, attachments, increase, profits, revisions, or additions thereto; and
(e) any and all proceeds arising from or by virtue of the sale or other disposition of, or from the collection of, the Collateral described in (a), (b),
(c), and (d) preceding.

          2. The Indebtedness. This Agreement is being executed and delivered to secure, and the security interests herein granted (the "Security Interests") shall secure, (a) full payment and performance of all of the indebtedness and obligations owing to the Secured Party by the Debtor under the Note, together with any and all renewals and extensions of the same, or any part thereof; (b) all indebtedness and liabilities of the Debtor to the Secured Party at any time arising under the terms of any other agreement securing the Note; and (c) all future advances or other value at any time hereafter made or given by the Secured Party to the Debtor, whether or not the advance or value is given pursuant to the Note (all of such debts, indebtedness, liabilities and duties referred to in (a) through (c) of this paragraph are hereinafter collectively referred to as the "Indebtedness").

          3. Representations and Warranties of the Debtor. The Debtor represents and warrants to the Secured Party that: (a) the Security Interests are first and prior security interests in and to all of the Collateral; (b) the Debtor is the owner of the Collateral; (c) no dispute, right of set off, counterclaim, or defenses exist with respect to all or any part of the Collateral; and (d) the shares and interests represented by the Certificates are duly authorized shares and interests and are fully paid and non-assessable. The delivery at any time by the Debtor to the Secured Party of Collateral shall constitute a representation and warranty by the Debtor under this Agreement that the matters heretofore warranted in clause (a) of this paragraph remain true and correct.

          4. Negative Covenants of the Debtor. The Debtor further covenants and agrees that, without the prior written consent of the Secured Party, the Debtor will not (a) sell, assign or transfer any of the Debtor's rights in the Collateral, or (b) create any other security interest in, mortgage or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process or any encumbrance of any kind or character, except the security interest herein created.

          5. Delivery of Collateral to the Escrow Agent. The Debtor, simultaneously with the execution of this Agreement, is delivering to Cardinal International Bank & Trust Co., Ltd. (the "Escrow Agent") at their offices located at Norfolk House, 3rd Floor, Frederick Street, Nassau, Bahamas, or to such other escrow agent chosen by Secured Party and reasonably acceptable to Debtor, stock certificates, endorsed in blank for transfer or accompanied by stock powers appropriate for transfer, representing the portion of the Collateral described in Sections 1(a) and 1(b) above to be held by Escrow Agent in accordance with the terms and provisions of an Escrow Agreement (herein so called) between Debtor, Secured Party and Escrow Agent. The portion of the Collateral described in Section 1(d) above, along with executed stock powers in blank, will be deposited by Debtor with Locke, Purnell, Rain, Harrell, P.C. (New Orleans office), as escrow agent for Secured Party, prior to the funding of the Note.

          6. Default. As used herein, the term "Default" or "Event of Default" means the occurrence of one or more of the following: (a) the failure to timely pay or perform any obligations or covenants contained herein, or in the Note or in any other
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document evidencing, governing or securing the Note (after any applicable notice or grace period); (b) any warranty, representation or statement made or furnished to the Secured Party by or in behalf of the Debtor is incorrect in any material respect (which remains incorrect after any applicable cure period); (c) the sale, loss, theft, destruction, encumbrance or transfer of any of the Collateral in violation hereof, or substantial damage to any of the Collateral;
(d) the dissolution, merger or consolidation, termination of existence, or business failure of the Debtor; (e) appointment of a receiver for any part of the Collateral; (f) assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any partnership of which the Debtor is a partner or by or against any maker, or upon the Collateral; (g) the levy on, seizure or attachment of the Collateral, or any part thereof; (h) the filing of any financing statement with regard to the Collateral, other than relating to the security interest herein created; or (i) attachment of any lien or security interest to any portion of the Collateral except the security interests hereunder.

          7. Remedies. Upon the occurrence of any Default, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the Uniform Commercial Code of the State of Delaware or of any other pertinent jurisdiction (the "Code"), or otherwise, the Secured Party may, at its option: (a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure; (b) after notification provided for herein, sell, lease, or otherwise dispose of, at the office of the Secured Party, on the premises of the Debtor, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Indebtedness has been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral; (c) at its discretion, vote the shares of stock included in the Collateral pursuant to the provisions of Paragraph 8 hereof; and (d) exercise any and all other rights, remedies, and privileges it may have under any document which secures the Indebtedness.

          In the event any consent, approval or authorization of any governmental agency (other than an agency regulating the sale of securities under applicable securities laws) shall be necessary to enforce the Security Interests or sell, lease or otherwise dispose of or retain the Collateral, the Debtor shall execute and file all such applications or other instruments as may be reasonably required. In the event of a sale of all or part of the Collateral, public or private, the Debtor shall pay all costs and expenses of every kind of sale or delivery, including brokers' and attorneys' fees and all expenses incurred by Secured Party in protecting and enforcing its rights under this Agreement or the Note.

          Any and all proceeds ever received by any Secured Party from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant hereto shall be applied by the Secured Party to the Indebtedness in such order and manner as the Secured Party, in its sole discretion, may deem appropriate, notwithstanding any directions or instructions to the contrary by the Debtor.

          With respect to any part of the Collateral which is stock certificates, bonds, or other securities, the Secured Party shall have authority, upon the occurrence of any Default, without notice to the Debtor, either to have them registered in the Secured Party's name, or in the name of a nominee, and, with or without such registration, to demand of the corporation or association issuing the same, and to receive and receipt for, any and all dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether they be ordinary or extraordinary. Any entity making payment to the Secured Party hereunder shall be fully protected in relying upon the written statement of the Secured Party that the Secured Party then holds the Security Interests which entitles it to receive such payment, and the receipt of the Secured Party for such payment shall be full acquittance therefor to the person making such payment.

          8. Proxy. The Debtor hereby irrevocably names, constitutes and appoints the Secured Party as the Debtor's true and lawful attorney, in the Debtor's name, place and stead and with full power of substitution, upon and after the occurrence of any Default hereunder, to vote, as proxy and in the Secured Party's sole discretion, all shares of stock included in the Collateral at any and all meetings of the stockholders of the issuer of such stock (whether annual, regular or special or any adjournments thereof), and to execute any and all written consents, directions or other instruments with respect to such stock and to otherwise exercise all of the rights and powers which the Debtor would possess if personally present. The Debtor hereby revokes any and all proxies heretofore granted to any person with respect to any shares of stock included in the Collateral. The proxy granted hereby shall be valid until the Indebtedness shall have been paid in full by extinguishment thereof but not by renewal, modification or extension thereof. THE PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE.

          9. Notice of Sale. Notice of the time and place of any sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made (including retention thereof in satisfaction of the Indebtedness), shall be sent to the Debtor, and to any other person entitled to notice, as set forth in Section 21 below. It is agreed that notice sent or given at least ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

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          10.  Securities Acts.  Because of the Securities Act of 1933, as
amended, or any other laws or regulations, there may be legal restrictions or limitations affecting the Secured Party in any attempts to dispose of the Collateral, or certain portions thereof, in the enforcement of its rights and remedies hereunder. For these reasons the Secured Party is hereby authorized by the Debtor, but not obligated, in the event of any Default hereunder giving rise to the Secured Party's rights to sell or otherwise dispose of the Collateral, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by the Secured Party at any such private sale or other disposition in the manner mentioned above. The Secured Party is also hereby authorized by the Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Secured Party may deem required or appropriate in the event of a sale or disposition of any of the Collateral. The Debtor clearly understands that the Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if the Collateral were registered and sold in the open market. The Debtor agrees (i) that in the event the Secured Party shall, upon any Default hereunder, sell the Collateral, or any portion thereof, at such private sale or sales, the Secured Party shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof, and (ii) that such reliance shall be conclusive evidence that the Secured Party handled such matter in a commercially reasonable manner under the Code.

          11. Limitations on Interest. It being the intention of the parties hereto to strictly conform to the applicable usury laws, all agreements between the Debtor and the Secured Party, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid to the Secured Party for the use, forbearance or detention of money hereunder or otherwise exceed the maximum rate permitted by applicable law. If due to any circumstance or reason whatsoever, fulfillment of any provision hereof or of the Note or of any mortgage, loan agreement, or other document evidencing or securing the indebtedness evidenced by the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if the Secured Party shall ever receive anything of value deemed interest under the applicable law which would exceed interest at the maximum rate permitted by applicable law, such amount which would have been excessive interest shall instead automatically be applied to the reduction of the principal amount owing under the Note in the inverse order of its maturity and not to the payment of interest, and if such amount which would have been excessive interest exceeds the unpaid balance of principal of the Note, such excess shall be refunded to the Debtor. All sums paid or agreed to be paid to the Secured Party for the use, forbearance or detention of the indebtedness of the Debtor to the Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of such indebtedness so that the rate of interest on such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all agreements between the Debtor and the Secured Party.

          12. Rights Cumulative. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or in the collection of the Note or the Indebtedness, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

          13. Assignment. The rights, powers and interests held by the Secured Party hereunder, together with the Collateral, may be transferred and assigned by the Secured Party, in whole or in part, at such time and upon such terms as the Secured Party may deem advisable.

          14. Power of Attorney. The Secured Party is hereby appointed the attorney-in-fact of the Debtor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

          15. No Waivers. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          16. Binding Effect. This Agreement shall be binding on the Debtor and the Debtor's successors and assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and assigns.

          17. Termination. This Agreement and the security interest in the Collateral will terminate when the Indebtedness secured hereby has been paid in full by extinguishment thereof but not by renewal, modification or extension thereof.

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          18.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument, but in making proof of this Agreement, only one counterpart must be accounted for or produced.

          19. Facsimile Signature. Each party to this Agreement is entitled to rely on a facsimile signature of any other party to this Agreement upon receipt of facsimile transmission via telecopier. Any party initially providing his or her signature via telecopier will deliver an original signature page to the other party promptly after transmission of the facsimile.

          20. Governing Law. The law governing this Agreement will be that of the State of Delaware in force on the date of execution of this Agreement. All obligations of the Debtor under the terms of this Agreement shall be performable in Louisiana.

          21. Notice. Any notice, request, instruction or other document required or permitted to be delivered hereunder by either party hereto to the other will be made in writing by express overnight courier or registered first class mail, and telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 21:


               IF TO DEBTOR:

                       American Craft Brewing International Limited
                       One Galleria Blvd., Suite 1714
                       Metaire, Louisiana  70001
                        Attn:  Peter W. H. Bordeaux, Chairman or
                                 James Ake, Executive Vice-President
                       Telephone:  (504)849-2739
                       Telecopier: (504)849-2740

               IF TO SECURED PARTY:

                       Entrepreneurial Investors, Ltd.
                       Citibank Building, Second Floor
                       East Mall Drive
                       P.O. Box 40643
                       Freeport, Bahamas
                        Attn:  Mr. Robert E. Cordes, Director
                       Telephone:  (242)352-7063
                       Telecopier: (242)352-3932


All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) three (3) business days after being deposited in the mail, postage prepaid, if mailed; (iii) the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; or (iv) upon receipt, if telecopied.

          22. Agreement as Financing Statement. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement. Additionally, Debtor agrees to perform or cause to be performed any and all further acts as may be reasonably necessary to perfect the security interests in and to the Collateral.

          23. Release of Portion of Collateral. It is contemplated that the Four Thousand Seven Hundred Forty Nine (4,749) shares of South China Brewing Company Limited will be sold by Debtor to a third party during the term of the Loan. If the sale of such shares is consummated, Debtor will certify this fact in writing to Secured Party. Upon receipt of such written certification from Debtor, Secured Party will release its security interest in and to the Four Thousand Seven Hundred Forty Nine (4,749) shares of South China Brewing Company Limited by written notice to Locke, Purnell, Rain, Harrell, P.C. authorizing the release of the Four Thousand Seven Hundred Forty Nine (4,749) shares of South China Brewing Company Limited. Any such release is a partial release and will not release, affect or impair the rights of Secured Party in and against the remaining Collateral.

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                                       DEBTOR:

                                       AMERICAN CRAFT BREWING
                                       INTERNATIONAL LIMITED


                                       By:  /s/ PETER W. H. BORDEAUX
                                          -------------------------------
                                          PETER W. H. BORDEAUX, Chairman




                                       SECURED PARTY:

                                       ENTREPRENEURIAL INVESTORS, LTD.


                                       By:  /s/ ROBERT E. CORDES
                                          -------------------------------
                                          ROBERT E. CORDES, Director

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